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                                                                    EXHIBIT 24.1

                           DIRECTORS AND OFFICERS OF
                           NATIONAL CITY CORPORATION

                       REGISTRATION STATEMENT ON FORM S-4

                               POWER OF ATTORNEY

     The undersigned directors and officers of National City Corporation (the "Registrant") hereby constitute and appoint Edward B. Brandon, David A. Daberko, William R. Robertson, Thomas A. Richlovsky, David L. Zoeller and Carlton E. Langer, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 relating to the registration of the shares of Common Stock, par value $4.00 per share, of the Registrant to be issued pursuant to the Agreement and Plan of Merger, dated as of July 25, 1994,, by and betweeen Central Indiana Bancorp and Registrant, and any all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed this 25th day of July, 1994.

/s/ SANDRA H. AUSTIN                      Director
- -----------------------------------
    Sandra H. Austin

/s/ JAMES M. BIGGAR                       Director
- -----------------------------------
    James M. Biggar

/s/ CHARLES H. BOWMAN                     Director
- -----------------------------------
    Charles H. Bowman

/s/ EDWARD B. BRANDON                     Chairman of the Board and
- -----------------------------------       Chief Executive Officer
    Edward B. Brandon                     (Principal Executive Officer)


/s/ JOHN G. BREEN                         Director
- -----------------------------------
    John G. Breen

/s/ DAVID A. DABERKO                      Director, President and COO
- -----------------------------------
    David A. Daberko

/s/ RICHARD E. DISBROW                    Director
- -----------------------------------
    Richard E. Disbrow

/s/ DANIEL E. EVANS                       Director
- -----------------------------------
    Daniel E. Evans

/s/ OTTO N. FRENZEL III                   Director
- -----------------------------------
    Otto N. Frenzel III

/s/ JOSEPH H. LEMIEUX                     Director
- -----------------------------------
    Joseph H. Lemieux

/s/ A. STEVENS MILES                      Director
- -----------------------------------
    A. Stevens Miles

/s/ BURNELL R. ROBERTS                    Director
- -----------------------------------
    Burnell R. Roberts

/s/ WILLIAM R. ROBERTSON                  Director and Deputy Chairman of the
- -----------------------------------       Board
    William R. Robertson

/s/ STEPHEN A. STITLE                     Director
- -----------------------------------
    Stephen A. Stitle
                                          Director
- -----------------------------------
    Morry Weiss

/s/ ROBERT G. SIEFERS                     Executive Vice President and Chief
- -----------------------------------       Financial Officer
    Robert G. Siefers
                                          Senior Vice President and Treasurer
- -----------------------------------       (Principal Accounting Officer)
    Thomas A. Richlovsky

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